Exhibit 99.4

SHARON AI Completes Business Combination with Roth CH Acquisition Co.

New York, December 19, 2025 – SharonAI Inc., Australia’s leading Neocloud, Roth CH Acquisition Co. and Roth CH Holdings Inc. confirms the completion of their previously announced business combination pursuant to the Business Combination Agreement dated January 28, 2025, as amended.

In connection with the closing, Roth CH Acquisition Co. domesticated from the Cayman Islands to the State of Delaware by merging into Roth CH Holdings Inc., which changed its name to SharonAI Holdings, Inc. SharonAI Inc. survived a merger with a subsidiary of SharonAI Holdings, Inc. and will continue as a wholly owned subsidiary of SharonAI Holdings.

As a result of the transaction, former equityholders of SharonAI Inc. received shares of stock of SharonAI Holdings Inc., subject to the terms and conditions of the Business Combination Agreement. Shares of SharonAI Holdings’ common stock and warrants are trading on the OTC Market under the ticker symbols “SHAZ” and “SHAZW”, respectively.

Additional information regarding the transaction will be made available in the Company’s upcoming Current Report on Form 8-K and other filings with the SEC.

“We are pleased to close the business combination which is an important step in our journey to become a public company”, said Wolf Schubert, CEO of SHARON AI.

About SHARON AI

SharonAI Holdings Inc. (“SHARON AI”) and its subsidiaries, Australia’s leading Neocloud, is a High-Performance Computing company focused on Artificial Intelligence and Cloud GPU Compute Infrastructure. Our cloud GPU platform and compute infrastructure is accelerating the build of AI factories and sovereign AI solutions, powering the next wave of accelerated computing adoption. For more information, visit www.sharonai.com.

Forward Looking Statements:

This press release may contain forward-looking statements that are not historical facts. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and other future conditions. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions. Examples of such forward-looking statements include but are not limited to express or implied statements regarding SHARON AI’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: expectations regarding service and product offerings and the developments of Texas Critical Data Centers LLC. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include all of the risks described in the “Risk Factors” section of the Registration Statement on Form S-4 filed with the SEC on October 21, 2025. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the SEC, which are available at www.sec.gov.

You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward-looking statements. The forward-looking statements and other information contained in this news release are made as of the date hereof and SHARON AI does not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

Contacts

Sharon AI Media Enquiries:

Rosalyn Christian/Zachary Nevas

IMS Investor Relations

+1 203.972.9200

sharonai@imsinvestorrelations.com